THERAGENICS CORPORATION
                              5325 OAKBROOK PARKWAY
                             NORCROSS, GEORGIA 30093

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     You are cordially invited to attend the Annual Meeting of Stockholders of Theragenics Corporation (the "Company") to be held at 9:30 A.M., Atlanta time, on Friday, June 12, 1998, at the Gwinnett Civic & Cultural Center, 6400 Sugarloaf Parkway, Duluth, Georgia 30136 for the following purposes:

         1.      To elect two directors;

     2. To consider and act upon a proposal to approve the adoption of the Company's Employee Stock Purchase Plan;

         3. To consider and act upon a proposal to amend Theragenics' certificate of incorporation to increase the number of authorized shares of common stock; and

         4. To consider and vote on a proposal to ratify the appointment of Grant Thornton as independent public accountants;

     The Board of Directors has fixed the close of business on April 17, 1998, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

                              Sincerely,
                              /s/ Bruce W. Smith
                              Bruce W. Smith,
                              Secretary
Norcross, Georgia
April 30, 1998

                      YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO ATTEND THE MEETING AND DECIDE THAT YOU WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

                     THERAGENICS CORPORATION
                      5325 Oakbrook Parkway
                     Norcross, Georgia 30093

                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Theragenics Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held on Friday, June 12, 1998, at the Gwinnett Civic & Cultural Center, 6400 Sugarloaf Parkway, Duluth, Georgia 30136, at 9:30 A.M., Atlanta time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The Board of Directors has fixed the close of business on April 17, 1998, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the forthcoming Annual Meeting of Stockholders or any adjournment thereof. Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time prior to its exercise. A proxy may be revoked by attending and voting at the meeting, by giving a later proxy or by written notice to the Secretary of the Company received at the Company's offices at 5325 Oakbrook Parkway, Norcross, Georgia, 30093 prior to the date of the Annual Meeting. When proxies are returned properly executed, the shares represented thereby will be voted as directed in the executed proxy. If the Proxy is signed and returned but no choice is specified therein, it will be voted FOR the election of the nominees named therein and FOR each of the listed proposals.

     The expenses for soliciting proxies for the forthcoming Annual Meeting of Stockholders are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications with, stockholders or their personal representatives by directors, officers and employees of the Company, who will not be specially compensated for such services. The Company may or may not engage a proxy service to assist the Company in the solicitation of proxies. The Company will reimburse brokers and other nominees for their reasonable expenses incurred in forwarding soliciting material to beneficial owners. It is anticipated that this Proxy Statement and enclosed Proxy will first be mailed to stockholders entitled to notice of and to vote at the Annual Meeting on or about April 30, 1998.

         VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS

As of April 17, 1998, the Company had outstanding and entitled to vote at the Annual Meeting 29,092,812 shares of Common Stock, par value $.01 per share ("Common Stock").

     The holders of Common Stock are entitled to vote as a single class and to one vote per share, exercisable in person or by proxy, at all meetings of stockholders. Holders of Common Stock do not have cumulative voting rights. Abstentions and "broker non-votes" are counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted in determining the numbers of shares voted for or against any nominee for director or any proposal.

     The following table sets forth the ownership of the Company's Common Stock as of April 17, 1998, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by each executive officer and director and by all executive officers and directors as a group:

                             Amount and
                              Nature of       Percentage of
Name and Address             Beneficial        Common Stock
of Beneficial Owner         Ownership(1)      Outstanding(2)

Otis W. Brawley, M.D.          88,000(3)              *
9715 Hill Street
Kensington, MD 20895

Orwin L. Carter, Ph.D.        113,000(4)              *
1029 Third Avenue South
Stillwater, MN 55082

John V. Herndon                16,000(5)              *
617 Longview Drive
Waynesville, N.C. 28786

M. Christine Jacobs           498,456(6)            1.7%
5325 Oakbrook Parkway
Norcross, GA 30093

Mr. Charles Klimkowski        199,600(7)              *
208 South LaSalle Street
Chicago, IL 60604

Peter A.A. Saunders           158,000(8)              *
2 Regents Close
South Croydon, Surrey CR2 7BW
England

Bruce W. Smith                132,000(9)              *
5325 Oakbrook Parkway
Norcross, GA 30093

All Directors and Officers  1,205,056(10)           4.0%
as a Group (seven persons)

Non-Management Shareholder Owning Over 5%
-----------------------------------------

Bellingham Industries Inc.  3,300,000              11.3%
Urraca Building
Frederico Boyd Avenue
Panama City, Panama
---------------

* Less than 1%
 (1) Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or her.
 (2) The percentage of shares of Common Stock is calculated assuming that the beneficial owner has exercised any conversion rights, options or other rights to subscribe held by such beneficial owner that are currently exercisable or exercisable within 60 days and that no other conversion rights, options or other rights to subscribe have been exercised by anyone else.
 (3) Includes 88,000 shares purchasable by Dr. Brawley within 60 days upon exercise of options.
 (4) Includes  92,000  shares  purchasable  by Dr.  Carter
within 60 days upon exercise of options.
 (5) Includes 16,000 shares purchasable
by Mr.  Herndon within 60 days upon exercise of options.
 (6) Includes  394,000
shares  purchasable by Ms. Jacobs within 60 days upon exercise of options.
 (7) Includes 160,000 shares purchasable by Mr. Klimkowski within 60 days upon exercise of options. (8) Includes 158,000 shares purchasable by Mr. Saunders within 60 days upon exercise of options.
 (8) Includes 8,000 shares purchasable by Mr.Smith within 60 days upon exercise of options.
 (9) Includes 916,000 shares purchasable by all executive officers and directors within 60 days upon exercise of options.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes (Class I, Class II and Class III) with two directors in each class. One class of directors is elected each year for a three-year term. Two directors, representing the Class III Directors, are to be elected at the Annual Meeting. These Class III Directors will serve until the Annual Meeting of Stockholders in 2001 or until their successors shall have been elected and qualified. The current Board of Directors has selected, and will cause to be nominated at the meeting, Dr. Orwin Carter and Ms. M. Christine Jacobs, who upon election will comprise the Class III Directors of the Board of Directors.

     Provided that a quorum of stockholders is present at the meeting in person or by proxy, directors will be elected by a plurality of the votes cast at the meeting. Abstentions and "broker non-votes" will have no effect on the election of directors. The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the above-named nominees unless instructed otherwise on the proxy card. If at the time of the Annual Meeting of Stockholders any nominee is unable or declines to serve, the discretionary authority provided in the proxy will be exercised to vote for a substitute. Management has no reason to believe that a substitute nominee will be required.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROPOSAL.

     The  directors  and director  nominees  have  supplied the Company with the
following  information   concerning  their  age,  principal  employment,   other
directorships and positions with the Company:

 Director/Nominee         Principal Occupation and Other Information

Class I Directors
John V. Herndon           Mr. Herndon joined the Company in April
Director since 1987       1987 as Executive Vice President and in
Age: 57                   July 1989 was appointed President, Chief Executive
                          Officer and Chairman of the Board of Directors of the Company. In August 1993, Mr. Herndon relinquished his role as Chief Executive Officer while retaining his position as Chairman of the Board of Directors of the Company. Mr. Herndon stepped down as Chairman of the Board in December 1994, and currently serves as a Director and Advisor-to-the-President.

Peter A.A. Saunders       Mr. Saunders is manager/owner of PASS Consultants, a
Director                  Great Britain-based since 1989management consulting
Age: 56                   firm established in 1988. Mr.Saunders presently serves
                          as a non-executive director for other British companies, including Mayday Healthcare Trust
                          (hospital) and Eurobell (Sussex) Ltd. (cable TV and telecommunications).


Class II Directors
Charles R. Klimkowski     Mr. Klimkowski is employed by ABN AMRO
Director since 1993       Asset Management (USA) Inc. and was
Age: 62                   employed by The Chicago Corporation prior to its
                          purchase by ABN AMRO. Most recently Mr. Klimkowski has served as an Executive Vice President and Director and formerly as Chief Operating Officer and Director of Investments of these firms. Mr. Klimkowski has served with ABN AMRO Asset Management (USA) Inc. and
                          The Chicago Corporation since 1980. Mr. Klimkowski served as Chairman of Theragenics' Board of Directors from December 1994 to June 1997. Mr. Klimkowski has served as Co-Chairperson of Theragenics since June
                          1997 and currently serves in that position.

Otis W. Brawley, M.D.     Since 1988, Dr. Brawley has been a Medical
Director since 1995       Oncologist with the National Cancer
Age: 38                   Institute. Dr. Brawley is a Tenured Research Officer.
                          He has designed a number of clinical trials and is especially interested in cancer prevention and cancer epidemiology. He has authored or co-authored more than 50 publications. Dr. Brawley also reviews for several prestigious publications.

Class III Director Nominees
Orwin L. Carter, Ph.D.    Dr. Carter is Vice President of Finance Director since
Hamline                   1991 and Administration for University in St. Paul,
Age: 56                   Minnesota. From March 1995 to August 1997, Dr.
                          Carter   served   as   a   consultant   with   INCSTAR
                          Corporation,  a  manufacturer  of in vitro  diagnostic
                          test kits and an  affiliate of Sorin  Biomedica.  From
                          1989 to September  1994,  Dr. Carter served INCSTAR in
                          various capacities including Chairman, Chief Executive
                          Officer  and  President.  Dr.  Carter  also  currently
                          serves  on  the  Board  of   Directors   of   Lifecore
                          Biomedical, Inc.

M. Christine Jacobs       Ms. Jacobs joined the Company as National Sales
Director since 1992       Manager in 1987 and was subsequently promoted to Vice
Age: 47                   President of General Sales and Marketing. Since 1992,
                          Ms. Jacobs has been President and Chief Operating
                          Officer of the Company, and in August 1993, Ms. Jacobs
                          was  promoted  to  the  position  of  Chief  Executive
                          Officer while retaining the position of President. Ms.
                          Jacobs has  served as  Co-Chairperson  of  Theragenics
                          since June 1997 and currently serves in that position.
                          Ms.  Jacobs  has  also  served  as a  director  of the
                          Georgia    Biomedical    Partnership,    a   nonprofit
                          organization that promotes economic and environmental development beneficial to the growth of biomedical business within Georgia.

         The Board of Directors held five meetings during fiscal 1997 and acted by unanimous written consent in lieu of one meeting. All members participated in all meetings.

         The Board of Directors has established four standing committees and has assigned certain responsibilities to each of those committees.

         The Audit Committee, formed in 1991, met once during fiscal 1997. The Audit Committee reviews the independence, qualifications and activities of the Company's independent certified public accountants and the activities of the Company's accounting staff. The Audit Committee also recommends to the Board the appointment of the Company's independent certified public accountants and reviews and approves the Company's annual financial statements together with other financial reports and related matters. The Audit Committee is composed of Mr. Saunders and Dr. Carter, each of whom attended the meeting.

         The Compensation Committee, formed in 1990, met twice during fiscal 1997. The Compensation Committee makes recommendations concerning remuneration of the Company's Chief Executive Officer. The Compensation Committee is composed of Mr. Klimkowski and Dr. Brawley, each of whom attended all meetings.

         The Nominating Committee, formed in 1996, met once during fiscal 1997. The Nominating Committee evaluates and makes recommendations as to individuals believed to be best qualified and willing to fill vacancies on the Board of Directors. The Nominating Committee is composed of Mr. Herndon and Ms. Jacobs.

         The Stock Option Committee, formed in 1996, met once during fiscal 1997. The Stock Option Committee administers the Company's stock option plans and determines the conditions and amounts of options granted under these plans. The Stock Option Committee is composed of Dr. Brawley, Dr. Carter, Mr. Klimkowski and Mr. Saunders, who are all non-employee directors of the Company.

         Directors who are not officers of the Company receive $2,500 per quarter, and $1,000 for attending each Board meeting and $500.00 for attending each Committee meeting. In addition to cash compensation, each director will be granted upon his or her election as a director an option to purchase 48,000 shares (which has been adjusted to account for a 2-for-1 stock split that occurred April 15, 1998) of Common Stock at an exercise price equal to the fair market value of the Common Stock as of the date of election. Each option shall vest as to 16,000 shares at the end of each year of service in the director's three-year term.

                               Executive Officers

         The executive officers of the Company and their age, position with the Company and business experience for the past five years are set forth in the table below.


  Executive Officer                    Office and Other Information
  ------------------               ------------------------------------

M. Christine Jacobs                President and Chief Executive Officer
Age: 47                            since 1993. See information above under
                                   Class III Director Nominees.

Bruce W. Smith                     Treasurer and Chief Financial Officer
Age: 45                            of the Company and Secretary of the Board of
                                   Directors since 1989. Mr. Smith has served in financial capacities with the Company since joining it in January 1987.


                         REMUNERATION AND OTHER MATTERS

Executive Compensation

The following table summarizes the compensation paid by the Company for services rendered during the years indicated to each of the Company's executive officers and other employees whose total salary and bonus exceeded $100,000 during fiscal 1997. Number of underlying securities have been adjusted to account for a 2-for-1 stock split that occurred April 15, 1998.


                                             Summary Compensation Table

                                              Long-Term
                       Annual Compensation   Compensation
                                              Securities     All
     Name and                                 Underlying    Other
Principal Position    Year  Salary(1)  Bonus   Options   Compensation(2)

M. Christine Jacobs   1997  $209,449 $294,000     ---        $322
 President & Chief    1996  $151,445 $170,000   240,000      $357
 Executive Officer(3) 1995  $100,010  $68,000     ---        $174

Bruce W. Smith        1997  $105,445 $ 20,000   100,000      $455
 Secretary, Tresurer  1996  $ 71,430 $ 20,000     ---        $399
 & Chief Financial    1995  $ 70,181 $  6,549    40,000      $345
 Officer

  (1) Includes amounts deferred under the 401(k) feature of the Company's Employee Savings Plan.

  (2)             Represents premiums on a term life insurance policy.

  (3) The Company has an agreement with Ms. Jacobs, dated August 1, 1996, which provides for her employment for the period commencing August 1, 1996 and expiring July 31, 1999. This agreement provides for a minimum annual base salary of $200,000 plus an annual bonus determined by the Board of Directors utilizing certain performance criteria. In addition, in the event of termination, the agreement provides a severance package of up to two years' salary and other related benefits.


Options. The following table sets forth certain information concerning a grant of stock options made during fiscal 1997 to Mr. Smith. Ms. Jacobs was not granted stock options during fiscal 1997. Number of securities and base price have been adjusted to account for a 2-for-1 stock split that occurred April 15, 1998.


                          Option Grants in Fiscal 1997


                                Individual Grants

                              % of                              Potential
              Number of      Total                          Realized Value at
              Securities   Granted to                         Assumed Annual
              Underlying    Employees                       Rate of Stock Price
               Options         in      Base                    Appreciation
               Granted       Fiscal   Price   Expiration     for Option Term
Name              (#)         Year   ($/Sh.)     Date       5%($)      10%($)

Bruce W. Smith  100,000        20%    $18.50   12/01/07  $1,163,455  $2,948,424

The following table sets forth information concerning the value of unexercised options as of December 31, 1997 held by Ms. Jacobs and Mr. Smith. No stock appreciation rights have ever been issued by the Company. Numbers of underlying securities have been adjusted to account for a 2-for-1 stock split that occurred April 15, 1998.



                 Option Exercises in Fiscal 1997
                and Fiscal Year-End Option Values Table

                                          Number of
                                         Securities     Value of
                                         Underlying    Unexercised
                                        Unexercised    In-the-Money
                                         Options on     Options on
                                        December 31,   December 31,
                    Shares                  1997           1997
                   Acquired             Exercisable/   Exercisable/
       Name           on        Value        Un-            Un-
                   Exercise   Realized  exercisable    exercisable

M. Christine Jacobs  ---      $  ---      320,000/    $4,505,000/
                                          160,000     $1,660,000

Bruce W. Smith       ---      $  ---        8,000/    $  122,500/
                                          124,000     $  367,500




Board Compensation Committee Report on Executive Compensation.

     The Compensation Committee sets only the compensation of the Chief Executive Officer. Compensation of other executive officers is set by the Chief Executive Officer based on a structure similar to that established by the Compensation Committee for compensation of the Chief Executive Officer, except that stock options are awarded by the Stock Option Committee of the Board of Directors. The Compensation Committee has a policy that a significant portion of the Chief Executive Officer's pay should be related to the performance of the Company and the Chief Executive Officer's contribution to that performance. In determining the amount and type of compensation, the Committee's goal is to provide a package that is competitive with the marketplace while placing a substantial portion of the C.E.O.'s compensation "at risk" by tying it to both short-term and long-term measures of the Company's performance.

     During 1997, the Committee established criteria for the C.E.O.'s performance bonus based upon a combination of dollar sales levels and dollar after-tax profitability. A matrix (the "Matrix") was established, with cells within the Matrix representing specific combinations of sales and profits. Performance falling within a particular cell would result in a bonus to the C.E.O. expressed as a percent of the C.E.O.'s base salary. This Matrix, which allowed for bonuses running from 0% to 137% of the C.E.O.'s base salary, was constructed to reward the C.E.O. for reaching specific combinations of sales and profit levels with higher sales and profit resulting in a larger bonus. The percentages within the Matrix recognize both the benefit to the Company of reaching certain sales and profit levels and to a lesser extent the Committee's assessment of the compensation the C.E.O. could obtain in the market. In addition to the bonus called for in the Matrix, the Committee also has the option of awarding the C.E.O. an additional bonus of up to 10% of her base salary. This bonus, which is subjectively determined by the Committee, is based on less quantifiable measures of performance (i.e., problem resolution, program development and execution, internal processes and procedures development, cash management and expense control, and the effective and efficient application of available resources to ensure both short-term and long-term Company health).

     Based upon the above criteria applied to an almost 100% increase in sales and an approximately 180% increase in profit, Ms. Jacobs was awarded a 147% bonus or $294,000. The 147% bonus represents a 137% bonus called for by the Matrix plus a 10% bonus for the less quantifiable measures of performance.

     It is also the  Committee's  responsibility  to  address  issues  raised by
Section 162(m) of the Internal Revenue Code. The revisions to this section made certain non-performance-based compensation in excess of $1,000,000 to executives of public companies nondeductible to the companies beginning in 1994. The Committee has reviewed these issues and has determined that no portion of compensation payable to any executive officer for 1997 is nondeductible.

     Submitted by the Members of the Compensation Committee:

                   Otis W. Brawley, M.D.
                   Charles R. Klimkowski

     The Stock Option Committee of the Board of Directors administers the Company's stock option plans and determines the terms of options granted under these plans. These plans form the basis of the Company's long-term incentive compensation plan. The Stock Option Committee believes that placing a portion of executives' compensation in the form of stock options achieves three objectives. It aligns the interest of the Company's executives directly with those of the Company's stockholder's, gives executives a significant long-term interest in the Company's success and helps the Company retain key executives. In determining the number and terms of options to grant an executive, the Stock Option Committee primarily considers the executive's past performance as an indicator of future performance and the degree to which an incentive for long-term performance would benefit the Company. Based on these factors, in relatively equal proportions, the Stock Option Committee awarded the Chief Executive Officer 240,000 options (adjusted for April 15, 1998, 2-for-1 stock split) during fiscal 1996. No stock options were awarded to the C.E.O. in fiscal 1997. Mr. Smith was awarded the options shown in the table headed "Option Grants in Fiscal 1997" while another 405,000 options (adjusted for April 15, 1998, 2-for-1 stock split) were granted to twelve other employees during fiscal 1997.

     Submitted by Members of the Stock Option Committee:

                        Otis W. Brawley, M.D.
                        Orwin L. Carter, Ph.D.
                        Charles R. Klimkowski
                        Peter A.A. Saunders


     The following table summarizes the cumulative total return on investment in the Company's Common Stock for fiscal 1991 through 1996:



        Comparison of Five Year - Cumulative Returns

[GRAPH OF FIVE-YEAR RETURNS APPEARS HERE.]

                                   1992 1993 1994 1995 1996 1997

Theragenics Corporation             100   77   43  216  411  655
Nasdaq Stock Market (US Companies)  100  115  112  159  195  240
Nasdaq Pharmaceuticals Stocks       100   89   67  123  123  127

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee currently consists of Mr. Klimkowski and Dr. Brawley, non-executive directors of the Company. No executive officer of the Company serves or served on the Compensation Committee of another entity and no executive officer of the Company serves or served as a director of another entity who has or had an executive officer serving on the Board of Directors of the Company.


                               PROPOSAL NUMBER TWO

                           APPROVAL OF THE THERAGENICS
                    CORPORATION EMPLOYEE STOCK PURCHASE PLAN


INTRODUCTION

     The Board of Directors of the Company has adopted the Theragenics Corporation Employee Stock Purchase Plan and has authorized the issuance of up to 200,000 shares of Common Stock thereunder. The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Stockholder approval of the Employee Stock Purchase Plan by a majority of the votes cast is required under the Code. Abstentions and "broker non-votes" will have no effect on Proposal Two.


PURPOSE

     The purpose of the Employee Stock Purchase Plan is to provide employees of the Company with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock. The Employee Stock Purchase Plan enables eligible employees of the Company to purchase Common Stock on advantageous terms and thereby allows such employees to share in the success of the Company.

ELIGIBILITY

     Generally, any employee who was employed by the Company for at least one year preceding the beginning date of each applicable calendar quarter, works more than 20 hours per week, and is customarily employed for more than five months during the calendar quarter shall be eligible to participate in the Employee Stock Purchase Plan for the ensuing calendar quarter, except for certain employees who are deemed to own more than 5% of the Common Stock of the Company. Eligible employees desiring to participate in the Employee Stock Purchase Plan must elect to do so prior to the commencement of each calendar year. Under the terms of the Employee Stock Purchase Plan, no employee may be granted an option that permits that employee to purchase shares of Common Stock under the Employee Stock Purchase Plan and any other Section 423 plans of the Company or an affiliate at a rate that exceeds $25,000 of the fair market value of the Common Stock (determined at the time the option is granted) for each calendar year for which the option is outstanding at any time.





MANNER OF STOCK PURCHASES

     The Employee Stock Purchase Plan operates on a calendar quarter basis. An eligible employee who elects to participate in the Employee Stock Purchase Plan will have payroll deductions made on each payday during a calendar quarter. The amount of the payroll deductions shall be at least 1% and shall not exceed 10% of the employee's compensation. A participant may withdraw payroll deductions credited to his account under the Employee Stock Purchase Plan at any time during a calendar quarter by giving written notice to the Company. In the event a participant withdraws from the Employee Stock Purchase Plan for any reason, all payroll deductions credited to his account will be paid to him or his estate, and no further deductions will be made from the participant's pay. If a participant ceases to be an employee of the Company for any reason, including retirement or death, the participant will be deemed to have withdrawn from the Employee Stock Purchase Plan on the date of his termination of employment. A participant may not alter the rate of his payroll deductions during a calendar quarter, except to stop payroll deductions, and any such request to stop payroll deductions will be effective as of the first payroll period following the date of the processing of such request.

     At the end of each calendar quarter, participant contributions will be used to purchase for the participant a number of shares of Common Stock, subject to adjustment, in an amount equal to 85% of the lower of the fair market value of the Common Stock on the first day of such calendar quarter or the last day of such calendar quarter. Any payroll deductions credited to a participant's account during a calendar quarter not used for the purchase of shares will be credited to the participant's payroll deductions for the next calendar quarter. The closing price of the Common Stock on the Nasdaq National Market on April 16, 1998 was $29.75 per share.


FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE STOCK PURCHASE PLAN

     The federal income tax consequences to the Company and the participants in connection with the Employee Stock Purchase Plan under existing applicable provisions of the Code and the regulations thereunder are substantially as follows.

     Under the Code, the Company is considered to grant participants an "option" on the first day of each calendar quarter to purchase as many shares of Common Stock as the participant will be able to purchase with the payroll deductions credited to his or her account during the calendar quarter. On the last day of each calendar quarter, the market price is determined and the participant is considered to have exercised the "option" and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the market price.

     The required holding period for favorable tax treatment upon disposition of Common Stock acquired under the Employee Stock Purchase Plan (the "Holding Period") is the later of (a) two years after the "option" is granted (the first day of a calendar quarter), or (b) one year after the Common Stock is purchased (the last day of a calendar quarter). Consequently, if the Common Stock is held for the required Holding Period, a participant who sells the shares will realize ordinary income to the extent of the lesser of (1) the amount by which the fair market value of the Common Stock at the time the option was granted exceeded the "option price" or (2) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the "option price." The "option price" is determined on the date of grant for this purpose and, is therefore equal to 85% of the fair market value of the Common Stock as of the first day of a calendar quarter. Any further gain realized upon the sale will be considered a long-term capital gain. If the sale price is less than the option price, there will be no ordinary income and the participant will have a long-term capital loss for the difference. The Company will not be entitled to a deduction for federal income tax purposes with respect to the purchase or the subsequent disposition of shares of Common Stock.

     When a participant sells Common Stock purchased under the Employee Stock Purchase Plan before the expiration of the required Holding Period, the participant will recognize ordinary income to the extent of the difference between the price actually paid for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the last day of a calendar quarter), regardless of the price at which the Common Stock is sold. To the extent the participant recognizes ordinary income on the sale of Common Stock, the Company will generally receive a corresponding deduction in the year in which the disposition occurs. Any gain realized in excess of that amount will be taxed as a capital gain. If the sale price is less than the amount paid by the participant, increased by the ordinary income which must be recognized, then any such loss will be a capital loss.

     If a participant dies while owning Common Stock acquired under the Employee Stock Purchase Plan, ordinary income must be reported on his or her final income tax return. This amount will be the lesser of (1) the amount by which the fair market value of the Common Stock at the time the option was granted exceeded the option price (i.e., 15% of such fair market value), or (2) the amount by which the fair market value of the Common Stock at the time of the participant's death exceeded the option price.

     The foregoing discussion is only a general summary of the federal income tax consequences of a purchase of Common Stock under the Employee Stock Purchase Plan and the subsequent disposition of shares received pursuant to such purchases. A participant should consult his or her own tax advisor to determine the tax consequences of any particular transaction.

     The state income tax treatment of purchasing and selling the shares under the Employee Stock Purchase Plan will vary depending upon the state in which a participant resides. If the participant is a resident of, or is employed in, a country other than the United States, the participant may be subject to taxation in that country in addition to or instead of United States federal income taxes. A participant should consult his or her own tax advisor regarding the tax consequences and compliance requirements of any particular transaction.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.



                              PROPOSAL NUMBER THREE

                AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the current Certificate of Incorporation of the Company (the "Certificate of Incorporation") increasing the number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000 shares.

The Certificate of Incorporation currently provides that the Company is authorized to issue up to 50,000,000 shares of Common Stock. The Board of Directors of the Company declared a two-for-one stock split (the "Stock Split"), effected in the form of a 100% stock dividend, that was paid April 15, 1998, to stockholders of record as of the close of business on March 31, 1998. Immediately following the Stock Split as of the close of business on April 15, 1998, 29,091,812 shares of Common Stock were issued and outstanding and an additional 2,726,392 shares were reserved for issuance in connection with existing benefit plans and outstanding warrants.

         The proposed amendment to the Certificate of Incorporation would increase the number of authorized shares of Common Stock by 50,000,000 shares. The additional shares of Common Stock for which authorization is sought, if and when issued, would have the same rights and privileges as the shares of Common Stock now outstanding.

         The Board of Directors recommends the increase in the authorized Common Stock to enable the Company to have additional shares available for possible issuance in connection with such general corporate purposes as future stock splits and stock dividends, issuance of shares for cash to raise equity capital, conversions of convertible securities, or in connection with business acquisitions, stock option plans or other employee benefit plans which may be adopted in the future. If the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock is approved at the Annual Meeting, the Board of Directors will have greater flexibility to issue additional shares of Common Stock without the expense and delay of a stockholders' meeting unless stockholder approval is otherwise required. The Company has no current plans, agreements or arrangements for the issuance of additional shares of Common Stock, other than in connection with the Company's existing benefit plans.

         The issuance of additional shares of Common Stock could, under certain circumstances, render more difficult or discourage an attempt by a third party to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to acquire control of the Company and increasing the cost of such transaction.

         Issuance of additional shares of Common Stock, depending upon the timing and circumstances, could dilute earnings per share and decrease the book value per share of shares theretofore outstanding and each stockholder's percentage ownership of the Company may be proportionately reduced.

         The affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock is needed for the approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.



                              PROPOSAL NUMBER FOUR

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Stockholders will be asked to vote for a proposal to ratify the appointment of Grant Thornton as the independent public accountants of the Company for the fiscal year ending December 31, 1998. Grant Thornton has been the independent public accountants for the Company since fiscal year 1989. If the stockholders, by affirmative vote of the holders of a majority of the votes cast, do not ratify this appointment, the Board of Directors will reconsider its action and select other independent public accountants without further stockholder action. Abstentions and broker non-votes will have no effect on Proposal Four.

     A representative of Grant Thornton is expected to be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if such representative desires to do so.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  STOCKHOLDERS   VOTE  FOR
RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.







               COMPLIANCE WITH FILING REQUIREMENTS

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, officers, directors, and beneficial owners of more than ten percent of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission reporting their beneficial ownership of the Common Stock at the time they become subject to the reporting requirements and changes in beneficial ownership occurring thereafter. Based on a review of the reports submitted to the Company and written representations from persons known to the Company to be subject to these reporting requirements, the Company believes that its executive officers and directors complied with the Section 16(a) requirements during fiscal 1997, except that one transaction of Mr. Klimkowski's was reported 14 days late.

                     STOCKHOLDERS PROPOSALS

     Stockholders of Theragenics may submit proposals for inclusion in the proxy materials. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 1998 proxy material, a stockholder's proposal must be received not later than December 31, 1998 at Theragenics Corporation offices, 5325 Oakbrook Parkway, Norcross, Georgia 30093, ATTN.: Secretary.

     In addition, Theragenics' By-Laws provide that in order for business to be brought before the Annual Meeting, a stockholder must deliver or mail written notice to the principal executive offices of the Company, which written notice is received not less than 60 days nor more than 90 days prior to the date of the meeting. The notice must state the stockholder's name, address, number and class of shares of Theragenics stock held, and briefly describe the business to be brought before the meeting, the reasons for conducting such business at the Annual Meeting, and any material interest of the stockholder in the proposal.

     The By-Laws also provide that if a stockholder intends to nominate a candidate for election as a Director, the stockholder must deliver written notice of his or her intention to the Secretary of the Company. The notice must be received not less than 60 days nor more than 90 days before the date of the meeting of stockholders. The notice must set forth the name and address of, and the number of shares owned by, the stockholder (and that of any other stockholder known to be supporting said nominee). The notice must also set forth the name of the nominee for election as a Director, the age of the nominee, the nominee's business address and experience during the past five years, the number of shares of stock of the Company beneficially held by the nominee, and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a Director of Theragenics if elected.

                          MISCELLANEOUS

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, TO ANY RECORD OR BENEFICIAL OWNER OF ITS COMMON STOCK AS OF APRIL 17, 1998, WHO REQUESTS A COPY OF SUCH REPORT. ANY REQUEST FOR THE 10-K REPORT SHOULD BE IN WRITING ADDRESSED TO: RON WARREN, DIRECTOR OF INVESTOR RELATIONS, THERAGENICS CORPORATION, 5325 OAKBROOK PARKWAY, NORCROSS, GEORGIA 30093. IF THE PERSON REQUESTING THE REPORT WAS NOT A SHAREHOLDER OF RECORD ON APRIL 17, 1998, THE REQUEST MUST INCLUDE A REPRESENTATION THAT SUCH PERSON WAS A BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ON THAT DATE. COPIES OF ANY EXHIBITS TO THE FORM 10-K WILL BE FURNISHED ON REQUEST AND UPON PAYMENT OF THE COMPANY'S EXPENSES IN FURNISHING SUCH EXHIBITS.

                          OTHER MATTERS

     Management is not aware of any matters to be presented for action at the meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the meeting, or any adjournment thereof, the enclosed Proxy confers upon the persons entitled to vote the shares represented by such Proxy discretionary authority to vote the same in respect of any such other business in accordance with their best judgment in the interest of the Company.

Norcross, Georgia
April 30, 1998

                                   APPENDIX A
                             THERAGENICS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


1. Purpose. The purpose of the Theragenics Corporation Employee Stock Purchase Plan (the "Plan") is to provide employees of Theragenics Corporation (the "Company") and its subsidiary companies with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock of the Company ("Common Stock"). The Company intends the Plan to qualify as an employee stock purchase plan under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

2.   Definitions.

(a) "Authorization" means the authorization notice that the Company will send to each eligible Employee each Calendar Quarter advising the eligible Employee of his right to participate in the Plan for the ensuing Calendar Quarter.

(b) "Beginning Date" means January 1, April 1, July 1, and October 1.

(c) "Calendar Quarter" means the following three-month periods: (i) January 1 to March 31, (ii) April 1 to June 30, (iii) July 1 to September 30, and (iv) October 1 to December 31.

(d) "Compensation" means the cash W-2 compensation, including Section 401(k) and
Section 125 contributions, paid to an Employee by the Company or a designated subsidiary or parent corporation with respect to a calendar year.

(e) "Employee" means any person, including an officer, who: (i) is customarily employed for more than twenty (20) hours per week; (ii) is customarily employed for more than five (5) months per calendar year; and (iii) an employee, determined in accordance with Section 3401(c) of the Code and the regulations thereunder, of the Company or any subsidiary of the Company designated from time to time by the Company's Board of Directors.

(f) "Exercise Date" means March 31, June 30, September 30, and December 31.

3.   Eligibility.

(a) Any Employee who has been employed by the Company for one year preceding the Beginning Date in each Calendar Quarter shall be eligible to participate in the Plan for the ensuing Calendar Quarter.

(b) No Employee shall be granted an option:

(1) if, immediately after the grant that Employee would own shares, and/or hold outstanding options to purchase shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any parent corporation or subsidiary of the Company; or (2) which permits his rights to purchase shares under all employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time the option is granted) for each calendar year in which such stock option is outstanding at any time.

4. Offering Period. Commencing October 1, 1998, the offering period shall be the Calendar Quarter. Each Calendar Quarter will begin on a Beginning Date and will end on the Exercise Date which occurs three months later. Each Calendar Quarter, the Company will send an Authorization to each eligible Employee advising him of his right to participate in the Plan for the ensuing Calendar Quarter.

5. Participation. An eligible Employee may become a participant for a Calendar Quarter by completing the Authorization and filing it with the Company on or before the date established by the Company. Employees whose Authorizations are received after that date may not participate in the Plan for that Calendar Quarter. All Employees granted options under the Plan shall have the same rights and privileges, except that the amount of Common Stock which may be purchased under such options may vary in a uniform manner according to Compensation.

6. Method of Payment. A participant may contribute to the Plan through payroll deductions, as follows:

(a) A participant shall on his Authorization elect to have deductions made from his Compensation on each payday during the Calendar Quarter at a rate which, expressed as a percentage, shall be at least one percent (1%) and not exceed ten percent (10%) of his Compensation.

(b) All payroll deductions made for a participant shall be credited to his account under the Plan.

(c) Payroll deductions for a participant shall commence on the first payday following the first day of each Calendar Quarter, and shall end on the last day of that Calendar Quarter, unless the participant sooner withdraws as authorized under Paragraph 10.

(d) A participant may not alter the rate of his payroll deductions during the Calendar Quarter, except to stop payroll deductions. Any request to stop payroll deductions will be effective as of the first payroll period following the date of the processing of such request.

7.   Granting of Option.

(a) A participant shall be granted an option for a number of shares of Common Stock for a Calendar Quarter, subject to the adjustments provided for in Paragraph 15 of the Plan, determined according to the following procedure:

Step 1 Determine the amount of payroll deductions withheld for participation in the Plan for the Calendar Quarter; Step 2 Determine the amount which represents eighty-five percent (85%) of the lower of fair market value of a share of Common Stock on the (i) Beginning Date or (ii) Exercise Date; and Step 3 Divide the amount determined in Step 1 by the amount determined in Step 2 and round the quotient to the nearest whole number.

(b) In each Calendar Quarter, the option price of shares of Common Stock to be purchased with a participant's payroll deductions shall be the lower of (i) eighty-five percent (85%) of the fair market value of the shares on the Beginning Date, or (ii) eighty-five percent (85%) of the fair market value of the shares on the Exercise Date.

(c) For purposes of the preceding subparagraph, the fair market value of a share of Common Stock on the Beginning Date and the Exercise Date as of each such date, or the most immediately preceding business day with respect to which the information required in the following clauses is available, shall be determined as follows: (i) if the Common Stock is traded on a national securities exchange, the closing sale price on that date; (ii) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the NASDAQ Stock Market; (iii) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by the NASDAQ Stock Market; or (iv) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service.


8. Exercise of Option. A participant's option for the purchase of shares during a Calendar Quarter will be automatically exercised for him on the last day of that Calendar Quarter for the purchase of the maximum number of full shares which the sum of the payroll deductions credited to the participant's account on that Exercise Date can purchase at the option price.

9. Delivery. As soon as administratively feasible after each Exercise Date, the Company shall deliver to each participant the shares purchased upon the exercise of his option. The disposition of any payroll deductions credited to his account during the Calendar Quarter not used for the purchase of shares (the "Cash Excess") shall be credited to the participant's payroll deductions for the next Calendar Quarter or, if the participant has stopped participating in the Plan, the Cash Excess shall be returned to the participant.

10.  Withdrawal.

(a) A participant may withdraw payroll deductions credited to his account under the Plan at any time during a Calendar Quarter by giving written notice to the Company. A participant who for any reason, including retirement or death, ceases to be an Employee prior to the Exercise Date during any Calendar Quarter will be deemed to have withdrawn from the Plan on the date of his retirement, death or other termination of employment.

(b) Upon the withdrawal of a participant from the Plan under the terms of subparagraph (a) above, the participant's outstanding options under this Plan shall immediately terminate.

(c) In the event a participant withdraws from the Plan for any reason, all deductions credited to his account plus earnings thereon, if any, will be paid to him, or, in the event of his death, to the person or persons entitled thereto under the terms of Paragraph 14, as soon as administratively feasible after the date of the participant's retirement or other termination of employment, or after receipt by the Company of the participant's notice of withdrawal, or notification of the participant's death, as the case may be. No further deductions will be made from the participant's pay.

(d) A participant's withdrawal will not have any effect upon his eligibility to participate in the Plan during a subsequent Calendar Quarter.

11.  Stock.

(a) The shares of Common Stock to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 15. If the total number of shares for which options are to be exercised in accordance with Paragraph 8 exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

(b) A participant will have no interest in shares covered by his option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Exercise Date, in the names of the participant and one other person designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

(d) Shares of Common Stock purchased under the terms of the Plan by a participant who is subject to Section 16 of the Securities Exchange Act of 1934 may not be sold prior to the expiration of six (6) months from the Exercise Date upon which such shares were purchased except in the event of the participant's disability, as determined by the Committee, or death.

12. Administration. The Plan shall be administered by a committee (the "Committee") which shall consist of not less than two (2) members of the Company's Board of Directors, who shall be appointed by the Board of Directors of the Company. The Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination or action of the Committee in connection with the interpretation or administration of the Plan shall be final and binding upon all participants and any and all persons claiming under or through any participant. The Board of Directors of the Company may at any time and from time to time remove members from, or add members to, the Committee, or to fill vacancies.

13.  Designation of Beneficiary.

(a) A participant may file with the Company a written designation of a beneficiary who is to receive any cash to his credit under the Plan in the event of his death before an Exercise Date, or any shares of Common Stock and cash to his credit under the Plan in the event of his death on or after an Exercise Date but prior to the delivery to him of such shares and cash. A beneficiary may be changed by the participant at any time by notice in writing to the Company.

(b) Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the time of the participant's death of a beneficiary designated by him in accordance with the preceding subparagraph, the Company shall deliver such shares and/or cash to the beneficiary. In the event a participant dies not survived by a then living or in existence beneficiary designated by him in accordance with the preceding subparagraph, the Company shall deliver such shares and/or cash to the personal representative of the estate of the deceased participant. If to the knowledge of the Company no personal representative has been appointed within ninety (90) days following the date of the participant's death, the Company, in its discretion, may deliver such shares and/or cash to the surviving spouse of the deceased participant, or to any one or more dependents or relatives of the deceased participant, or if no spouse, dependent, or relative is known to the Company then to such other person as the Company may designate.

(c) No designated beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.

14. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10.

15. Adjustments Upon Changes in Capitalization. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee to the number and kind of shares available for the granting of options, or as to which outstanding options shall be exercisable, and to the option price. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Committee under this paragraph shall be conclusive.
     Subject to any required action by the stockholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee in its discretion may declare (a) that all options granted hereunder are to be terminated, or (b) that any option granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Committee to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to the option would have been entitled. The adoption of a plan of dissolution or liquidation by the Company shall cause every option outstanding hereunder to terminate, except that, in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as provided in the preceding sentence, options outstanding hereunder shall be governed by the provisions of the preceding sentence.
     Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any option except as specifically provided otherwise in this Paragraph 15. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

16.  Amendment or Termination.

(a) The Board of Directors of the Company may at any time terminate or amend the Plan. No termination shall affect options previously granted, and no amendment which would change any option heretofore granted in a manner which would adversely affect the rights of any participant shall be made.

(b) Approval of the stockholders of the Company shall be required with respect to any amendment which would require the sale of more shares than are authorized under Paragraph 11 of the Plan.

(c) If required or advisable, the Board of Directors of the Company may condition any amendment to the Plan on approval of the stockholders of the Company.

17. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

18. No Contract. This Plan shall not be deemed to constitute a contract between the Company or any subsidiary or parent corporation and any eligible Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any subsidiary or parent corporation or to interfere with the right of the Company or any subsidiary or parent corporation to discharge any Employee at any time regardless of the effect which such discharge shall have upon him or her or as a participant of the Plan.

19. Waiver. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Company or any subsidiary or parent corporation, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against, the Company or any subsidiary or parent corporation, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every eligible Employee as a part of the consideration for any benefits by the Company under this Plan.

20. Approval of Stockholders. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the adoption of the Plan by the Board of Directors.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this 16th day of April, 1998.


                           THERAGENICS CORPORATION


                           By:     /s/ Bruce W. Smith
                                  --------------------
                                  Bruce W. Smith
                           Title: Secretary, Treasurer & CFO

ATTEST:





Title:
         [CORPORATE SEAL]

PROXY
                     THERAGENICS CORPORATION
                      5325 OAKBROOK PARKWAY
                     NORCROSS, GEORGIA 30093

     PROXY - Annual Meeting of Stockholders - June 12, 1998
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ms. M. Christine Jacobs and Mr. Bruce W. Smith, or either of them (the "Proxies"), as the undersigned's proxy or proxies, each with the power to appoint her/his substitute, and hereby authorized them to represent and to vote, as designated below, all shares of Common Stock of Theragenics Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 12, 1998 or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                  (Continued on reverse side.)

Please mark your votes as indicated in this example  [X]

 1. ELECTION OF DIRECTORS
    (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

    [  ] FOR all nominees listed below
         (except as marked to the contrary)

    [  ] WITHHOLD AUTHORITY to vote for all nominees listed below

    Nominees:  Dr. Orwin Carter    M. Christine Jacobs

2.  Proposal to approve the adoption of the company's Employee Stock Purchase
    Plan.

    FOR [  ]   AGAINST [  ]   ABSTAIN [  ]

3. Proposal to approve the amendment of Theragenics' certificate of incorporation to increase the number of authorized shares of common stock.

    FOR     [  ]   AGAINST [  ]   ABSTAIN [  ]

4. Proposal to ratify the appointment of Grant Thronton as the Independent public accounts of the Company for the fiscal year ending December 31, 1998.

    FOR [  ]   AGAINST [  ]   ABSTAIN [  ]

5. In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in favor of Dr. Orwin Carter and Ms. M. Christine Jacobs for election as directors and FOR Proposals 2, 3 and 4.

Signature(s)                                      Date

Please sign exactly as your name or names  appear at left.  When shares are held
by  joint   tenants,   both  should  sign.   If  signing  in  any  fiduciary  or
representative capacity, give full title as such.